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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 19, 1999 (May 14, 1999)


                               UNITED FOODS, INC.
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             (Exact name of registrant as specified in its charter)

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

                      Delaware                                       1-08574                       74-1264568
--------------------------------------------------        ---------------------------        ---------------------
   (State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                               Identification No.)

                  Ten Pictsweet Drive, Bells, TN                                      38006-0119
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             (Address of principal executive offices)                                  (Zip Code)

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       Registrant's telephone number, including area code: (901) 422-7600


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.      Other Events
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(a)      Agreement and Plan of Merger

         On May 14, 1999, United Foods, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pictsweet LLC, a Delaware limited liability company ("Parent") and UF Acquisition Corp., a wholly-owned subsidiary of Pictsweet LLC ("Purchaser"), pursuant to which the Purchaser will be merged with and into the Company (the "Merger") with the Company being the surviving corporation and becoming a wholly-owned subsidiary of the Parent, subject to the conditions set forth in the Merger Agreement. Pursuant to the Merger Agreement, all of the outstanding public shares of the Company's Class A common stock and Class B common stock (the "Class A Common Stock" and "Class B Common Stock," respectively, and together, the "Common Stock"), except for (i) each issued and outstanding share of Purchaser common stock (including all shares owned by Parent that have been converted into Class B Common Stock), (ii) Common Stock owned by the Company as treasury stock, and
(iii) Common Stock owned by stockholders who perfect their appraisal rights in accordance with Delaware law, will be converted into the right to receive $3.50 per share in cash. Consummation of the Merger is subject to certain conditions, including the approval of the Merger Agreement by (i) a majority of all votes of the outstanding shares of Common Stock entitled to vote thereon and (ii) a majority of all shares of Common Stock entitled to vote thereon which are actually voted "for" or "against" the proposal (in item (ii), (x) excluding from such computation all Common Stock held by any of the Jim Tankersley Family (as defined in the Merger Agreement) or Parent and (y) counting each share of Common Stock actually voted as one full vote, regardless of class).

         The summary of the Merger Agreement set forth above is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit hereto and is incorporated herein by reference. The press release announcing the Merger Agreement is also filed as an exhibit hereto and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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       (c)  Exhibits:

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

Exhibit No.              Description
-----------              -----------
2                        Agreement and Plan of Merger, dated as of May 14, 1999,
                         by and between United Foods, Inc., Pictsweet LLC and
                         UF Acquisition Corp.

99                       Press Release dated May 14, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       UNITED FOODS, INC.

Date: May 19, 1999                     By: /s/ Carl W. Gruenewald, II
                                          --------------------------------------
                                          Carl W. Gruenewald, II
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer









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                                  EXHIBIT INDEX


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


   No.                                  Exhibit
---------          -------------------------------------------------------------
    2              Agreement and Plan of Merger, dated as of May 14, 1999, by and between United Foods, Inc., Pictsweet LLC and UF
                   Acquisition Corp.

   99              Press Release dated May 14, 1999.


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